
KanKan
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Forward Looking Statements

This presentation contains "forward-looking statements," as defined in Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be in the future tense, and often include words such as "anticipate", "expect", "project", "believe", "plan", "estimate", "intend", "will" and "may". These statements are based on current expectations, but are subject to certain risks and uncertainties, many of which are difficult to predict and are beyond the control of Remark Media. Relevant risks and uncertainties include those referenced in Remark Media's filings with the SEC, and include but are not limited to: our losses and need to raise capital; ability to procure content and monetize audiences; recent and future changes in technology, services and standards; a disruption or failure of Remark Media's or its vendors' network and information systems or other technology relied on by Remark Media; changes in consumer behavior, including changes in spending behavior and changes in when, where and how content is consumed; the popularity of Remark Media's products and services; changes in Remark Media's plans, initiatives and strategies, and consumer acceptance thereof; competitive pressures, including as a result of user fragmentation and changes in technology; changes in advertising market conditions or advertising expenditures due to, among other things, economic conditions, changes in consumer behavior, pressure from public interest groups, changes in laws and regulations and other societal or political developments; piracy and Remark Media's ability to exploit and protect its intellectual property rights in and to its content and other products; restrictions on intellectual property under agreements with third parties; challenges inherent in developing an online business; reliance on key personnel; risks of business in foreign countries, notably China and Brazil, including obtaining regulatory approvals and adjusting to changing political and economic policies; governmental laws and regulations, including unclear and changing laws and regulations related to the internet sector in foreign countries, especially China; general industry conditions and competition; and general economic conditions, such as advertising rate, interest rate and currency exchange rate fluctuations. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Remark Media assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

KanKan Optimizes the Social Media Experience

- Users currently utilize accounts across multiple platforms to access social content
- We believe that users desire one app but feel compelled to use multiple social media apps to stay connected
- KanKan users can access social media posts from all social networks whether they have accounts with individual social networks or not
- KanKan users can share or like or comment on any posts to any social networks they have accounts with by just one click
- KanKan provides a traditional social feed channel where KanKan users can see all their friends' feeds across all social networks


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Beautiful!

What is KanKan?

- We believe that KanKan is the first global aggregator of social media
- Find friends, Connect, & Post across all major social media platforms
- Map-based social posts based on location, time, relevancy and preferences
- Tap into friends' circles across social networks



Instagram — 300M Monthly Users

facebook — 1.2B+ Monthly Users

renren — 219M Monthly Users

WeChat — 468M Monthly Users

QQ — 820M Monthly Users

新浪微博 weibo.com — 156M Monthly Users

KanKan Launch

- 300M+ user profiles at launch
- 6B+ images categorized
- 13B social media posts
- 65M+ new images added each day
- 4M+ local stores (China Only)



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KanKan is not just an App, it is Big Data

- KanKan is a social media optimized search engine
- We gather and store all social media content globally. By scrubbing, categorizing, analyzing, and finally organizing the posts, we can act upon content in a unique and efficient manner
- KanKan is designed to categorize social images automatically. We already achieve a 90%+ accuracy rate (whether it is about food, movie, sports or travel), and we have over 6B+ images growing by 20M each day
- KanKan is multi-dimension deep learning to profile a social media user based on his/her past social posts/likes/friend circle/locations from all social networks
- KanKan is able to recognize any supported brands in social content (including text, images or videos) at a very high rate of accuracy
- KanKan is able to distribute (or merge) large volume of social content to (or from) all connected social media platforms


facebook
renren
Search Engine
Data Warehouse
新浪微博
weibo.com

KanKan is About Discovery

- KanKan helps users find content they are seeking
- 12 different verticals offer a wide range of content
- KanKan matches the content to the user's specific interests via our proprietary image categorizing systems
- Want to know "what's hot" in your area or anywhere in the world? KanKan provides this information to users to help them stay current


My Interests
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Beauty
Entertainment
Food
Travel
Selfie
Movies
Pets
Fun Moments
Fashion
Cartoon
Sports
Shopping

KanKan – Discover Friends

- Users can point their phone at a specific location, or in a general direction and discover friends based on shared locations
- Users can see not only friends nearby, but who may be in the area in the future (e.g. visiting Los Angeles for a concert)
- KanKan will let users discover friends based on mutual interests (e.g. favorite restaurants, or nightlife)
- Users can expand their social circles by seeing friends from their friends' social circle



KanKan's Footprints Feature

- Footprints will let users "go back in time" and discover what their friends have been doing and where
- Users will be able to see all friends' posts across major social media networks and where they have been
- Footprints can also help users to discover new friends based on location (e.g. potential friends who go to the same places and events, or shared interests)



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Footprints
Basic Info
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Brooklyn Bridge Park
2/01
Morandi Restaurant
1/04
Chelsea Square Diner

KanKan Allows Users to "Go Back in Time"

- Users will be able to "go back" to any time at any location to see what they have missed or just revisit events which happened in the past
- KanKan organizes the social content based on time and location and presents the relevant historical posts to its users via KanKan Time Machine
- The calendar dial pad makes the time travel in social space fun and easy


Choose a day
2015-1-16
Click to take off

Content Searched by Location or by Friends

- View location-based pictures posted by your friends from any social media networks (e.g. posts from Paris, France)
- "HotSpots" in KanKan offers pictures down to the smallest radius, by time and event (e.g. World Cup in 2014)
- KanKan's algorithm displays content by; relevance, preference, your social circles, and categories
- KanKan can let you know when friends are close to you. We can even suggest potential friends in your area with similar interests


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KanKan's – Visual Shopping Assistant

- Our proprietary categorizing solutions identify product brands in images, and can promote purchases from the photos. We currently have the top 600 brands and their products identified
- Once a KanKan user highlights an image they will be shown the product(s) and the price points (eventually special offers will be allowed directly from merchants)
- Users will be able to use KanKan to discover and look to buy what their favorite celebrities are wearing
- We believe that VSA allows for significant revenue potential and promotional capabilities


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KanKan Social Media Streaming

- KanKan can stream real-time social media images/posts (videos in the future) as a media channel for smart TVs (e.g. Samsung smart TVs)
- KanKan intends to establish social media channels on the existing social media platforms (including WeChat, weibo, facebook, etc.) to broadcast the hottest social events that are happening in the world
- KanKan can also stream the latest or relevant social content to national news channels as a news source or supplement content
- KanKan will be able to provide real-time Social Trending from local neighborhood to city, state, country and even the whole world



KanKan Delivers for Advertisers too

- Our image categorizing solution is already achieving a 90% success rate in product recognition
- Our warehouse of data should give us predictive analytics not seen by any other social media platform today
- A single-source for trending, deep learning, and location based services


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KanKan's Revenue Opportunities

- KanKan is designed to help merchants micro-target consumers based on location

- Merchants will have the option to only serve ads/offers to users that have displayed an interest or potential interest for that product

- Map based offers will allow users to see offers from vendors who don't have a same-store location (e.g. food trucks, pop-up stores)

- KanKan will offer in-app games and gamification points for promotional products


Search Location/User/Hashtag

KanKan's Analytics Tools Help Optimize Revenue

- Merchants will have the ability to know what is happening in their location and seeing how that compares to competing locations
- KanKan can tell merchants not only what is trending, or when it is trending but "where it is trending" while the information is still relevant
- KanKan advertisers will have the same suite of options for click-through monetization that exist today


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